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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): SEPTEMBER 12, 2002


                          HASTINGS ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


     TEXAS                         000-24381                    75-1386375
(State or Other
Jurisdiction of                   (Commission                 (IRS Employer
 Incorporation)                   File Number)              Identification No.)


   3601 PLAINS BOULEVARD, SUITE 1, AMARILLO, TEXAS                  79102
     (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (806) 351-2300


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ITEM 5. OTHER ITEM

In a press release dated September 12, 2002, Hastings Entertainment, Inc. (the "Company") announced that an agreement in principle has been reached with respect to the shareholder class action lawsuits filed against the Company in fiscal 2000. A copy of the press release is filed herewith as Exhibit 99 and incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

        99    Press release dated September 12, 2002.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                HASTINGS ENTERTAINMENT, INC.



                                By: /s/ Dan Crow
                                    --------------------------------------------
                                    Dan Crow
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


Date:  September 12, 2002

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99      Press release dated September 12, 2002.